Member Conference Call: Full Year 2020 March 2, 2021 Exhibit 99.1

Agenda State of FHLBank Pittsburgh Winthrop Watson, President and CEO Financial Review Ted Weller, Chief Accounting Officer Business Review; Financial Performance and Dividend Outlook David Paulson, Chief Operating Officer Closing Remarks and Member Questions Winthrop Watson

Cautionary Statement Regarding Forward-Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, the possible discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on FHLBank’s LIBOR-based financial products, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, conflicts or terrorist attacks or other geopolitical events; political, legislative, regulatory, litigation, or judicial events or actions; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the Federal Home Loan Bank (FHLBank) System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cyber-security risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason.

State of FHLBank Pittsburgh The Bank had strong, yet lower, financial performance Lower dividend, return remained solid 5.75% annualized on activity stock 2.50% annualized on membership stock Advances rose substantially during March 2020, but decreased following the multi-trillion-dollar Federal Reserve and Congressional actions

Bank Deposit Balance Trends Increase of nearly $3 trillion, or 22%, during 2020 Source: Federal Reserve Bank of St. Louis

System and Pittsburgh Advance Balance Trends 2020 advance balances peaked in the first quarter Balances contracted through the remainder of 2020 following the implementation of government stimulus programs

State of FHLBank Pittsburgh The continuation of low interest rates and advance levels will likely contribute to declining net income Operational resilience Committed to serving our membership Safeguarding our staff – nearly 100% of staff in a remote posture Board update

Financial Review

Financial Highlights – Statement of Income (in millions)

Financial Highlights – Selected Balance Sheet (in millions) (in millions)

Capital Requirements (in millions)

Business Review

2020 Business Highlights Advances declined from peak during Q1, closing the year at $25.0 billion Stable letter of credit (LC) balances at $19.7 billion Consistent Mortgage Partnership Finance® (MPF®) Program portfolio totaled $4.8 billion; 2020 fundings of $1.3 billion High demand for community investment products Continued LIBOR/SOFR transition progress Positioned to begin accepting eNotes as collateral in 2021 Prepared for 2021 launch of member experience initiatives “Mortgage Partnership Finance” and “MPF” are registered trademarks of the Federal Home Loan Bank of Chicago.

Credit Product Trends Advances Letters of Credit MPF Program

2020 Community Dividends “Blueprint Communities” is a registered service mark of the Federal Home Loan Bank of Pittsburgh. * Includes fallout from current and prior rounds. 1 The Bank offers Home4Good in partnership with three state Housing Finance Agencies (HFAs): Delaware State Housing Authority, Pennsylvania Housing Finance Agency and West Virginia Housing Development Fund. 2 Does not include commitments under the Community Lending Program or HFA contribution to Home4Good. A total of $52.7 million awarded2 in 2020; $37.1 million 2019 required contribution • $6.4M awarded*; 701 jobs Available 24 weeks $400K commitment Six new Blueprint Communities in WV graduated $2.6B revolving pool $605M awarded • $28.8M awarded*; 1,219 homes • $81.2M requested $12.3M awarded*; 2,469 buyers Available 20 weeks $4.8M Bank funds $2M HFA1 funds 21 projects supported Affordable Housing Program Banking On Business BlueprintCommunities® Community Lending Program First Front Door Home4Good

Financial Performance and Dividend Outlook

Financial Performance Drivers Advance levels Interest rates Performance of the Bank’s mortgage investments and MPF Program portfolio Expense management over time

Financial Performance Outlook Low member advance demand expected Continuation of 2020 trend Continued low interest rates Generates lower net income Continued MBS and MPF Program paydowns

Dividend Outlook Performance drivers will likely result in: Lower net income Reduced dividend levels Lesser Affordable Housing Program contributions Our desire is to maintain this dividend level through the April payment, subject to market conditions and results of operations We will continue to monitor the performance drivers throughout the year and provide updates on future calls The above reflects forward-looking information based on management’s expectations regarding economic and market conditions and the Bank’s financial condition and operating results. Refer to Cautionary-Statement Regarding Forward-Looking Information on slide 3 of this presentation.

Historical Dividend Rate and Spread to Fed Funds

Important Dates/Events Community investment product availability: March 1: Banking On Business opened April 5: First Front Door opens June 15: AHP funding round opens Member reporting: March: Annual minimum stock certification available May 15: 1Q 2020 QCR due Member Experience Initiatives: March 4: Access forms due March 8-26: User certification 2Q: New online banking site launches

Member Questions

Contact Us Business Development Managers Jeff Acquafondata (MPF Program) jeffa@fhlb-pgh.com Fred Bañuelos (Community Investment) fred.banuelos@fhlb-pgh.com Fred Duncan fred.duncan@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com Leadership Winthrop Watson winthrop.watson@fhlb-pgh.com Dave Paulson david.paulson@fhlb-pgh.com Mark Evanco mark.evanco@fhlb-pgh.com www.fhlb-pgh.com @FHLBankPgh FHLBank Pittsburgh Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2 or member.services@fhlb-pgh.com